As filed with the Securities and Exchange Commission on August 7, 2017

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22072

The Cushing MLP Total Return Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2017

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

The Cushing® MLP Total Return Fund

Shareholder Letter

The Cushing® MLP Total Return Fund

Dear Fellow Shareholder,

For the six month fiscal period ended May 31, 2017 (the “period”), the Cushing® MLP Total Return Fund (the “Fund”) delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested distributions from underlying Fund investments during the period) of -2.50%, versus a total return of 10.81% for the S&P 500® Index (Total Return). The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions paid during the period) was 5.66% for the period and differs from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 7.33% discount to NAV as of the end of the period, compared to a 14.49% discount at the end of the Fund’s last fiscal year and an 11.40% discount as of May 31, 2016. As measured by the Alerian MLP Index (Total Return) (“AMZ”), the performance of master limited partnerships (“MLPs”) increased 2.28% for the period.

Industry Overview and Themes

Energy commodity prices and energy equities (including midstream MLPs) initially benefited in late 2016 from favorable production commitments agreed to by certain OPEC and non-OPEC nations (the “OPEC Agreement”) as well as indications that the newly-elected U.S. President would increase infrastructure spending and reduce federal regulations. However, investor sentiment in energy related equities (including those held by the Fund) progressively worsened in the period driving lackluster sector performance.

Fundamentals for the midstream energy industry generally improved during the period with increasing rig counts, volumes projections and capital project announcements. However, specific factors that weighed on investor sentiment, and consequently performance, included: 1) continued crude oil price volatility; 2) uncertainty regarding the exit strategy related to the OPEC Agreement; 3) continued elevated domestic crude oil inventories weighing on crude oil prices; 4) broader energy sector equity weakness; 5) investor concern related to increasing midstream energy competitive forces (particularly in the Permian Basin) driven in part by several significant new project proposals; 6) higher than expected capital spending plans and MLP equity issuance in the face of anemic MLP product fund flows; 7) ongoing regulatory and environmental pressure; and 8) lack of conviction in the U.S. federal government’s ability to execute on the aforementioned pro-business and pro-energy company agenda.

Nonetheless, given that much of the pricing pressure on energy equities during the period appeared to be due to concerns about growing domestic production (which has historically benefited midstream MLPs), our outlook for midstream MLPs continues to be positive over the medium and long term. Several drivers of our positive outlook include 1) midstream company valuations currently screen attractive to us on a relative basis versus their own historical levels and when comparing them to other energy subsectors and yield products; 2) U.S. shale producers have increased drilling activity (rig counts increasing) and production which should lead to increasing midstream company volumes; 3) crude oil macro supply and demand fundamentals appear to be more constructive; and 4) in general, midstream company balance sheets, leverage and coverage ratios appear to be improving.

Fund Performance and Strategy

Turning to the Fund’s performance for the period, the Fund benefited from overweight exposure to holdings in the Natural Gas Transportation and Storage and Large Cap Diversified MLP subsectors. Portfolio holdings in these subsectors contributed the strongest performance in large part due to their stable and majority fee based cash flows relative to other MLPs. Additionally, these subsectors are generally capitalized more conservatively relative to other MLPs and a majority of MLPs in these subsectors have investment grade ratings.

The Fund was negatively impacted by the performance of holdings in the MLP General Partners and Crude Oil & Refined Product subsectors. Performance in these two subsectors was negatively impacted during the period by several perceived negative company specific restructurings and guidance forecasts, crude oil price volatility and slower cash flow growth than originally expected.

On a stock specific basis, the top three contributors to the Fund’s performance during the period were, in order of greatest contribution to least: 1) Williams Partners, LP (NYSE: WPZ), a Large Cap Diversified MLP; 2) ONEOK Partners, LP (NYSE: OKS), a Large Cap Diversified MLP; and 3) Rice Midstream Partners, LP (NYSE: RMP), a Natural Gas Gatherer & Processor. Williams Partners benefited from positive restructuring steps taken with its parent, The Williams Companies, Inc. and ONEOK Partners’ performance benefited from the announced merger with its parent, ONEOK Inc. Rice Midstream Partners benefited from strong earnings results and a three-year distribution forecast of 20% annual distribution growth. All three of these holdings had positive absolute performance during the period.

The bottom three contributors to performance during the reporting period, in order of the most negative performance to the least negative performance, were: 1) Energy Transfer Partners, LP (NYSE: ETP), a Large Cap Diversified MLP; 2) Plains GP Holdings, LP (NYSE: PAGP), an MLP General Partner and 3) Targa Resources Corp. (NYSE: TRGP), a Natural Gas Gatherer & Processor MLP. Energy Transfer continued to be impacted by project delays, significant equity issuance needs for 2017 and investor concerns regarding management departures. Plains GP Holdings was negatively impacted by weaker than expected quarterly earnings results and lowered forward guidance while Targa Resources Corp. was negatively impacted due to lower than expected earnings, liquefied petroleum gas export volumes concerns and an equity issuance to fund a large acquisition during the period. Each of these detractors from the Fund’s performance had negative returns for the period.

During the reporting period, the Fund increased exposure to the Natural Gas Gatherers & Processors and General Partners subsectors given the ongoing energy cycle recovery. The Fund reduced exposure to the Crude Oil & Refined Products subsector during the period (this was the only subsector with a materially reduced weighting). At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Large Cap Diversified; 2) Natural Gas Gatherers & Processors; and 3) Crude Oil & Refined Products.

Leverage

The Fund’s investment strategy focuses on holding core positions in midstream companies with stable business models and long-term growth prospects. We also work diligently to optimize the use of leverage for additional income and total return potential. This involves leveraging investments in midstream companies and energy debt instruments when the probabilities of positive total return are deemed to be skewed favorably. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but this strategy is designed to have a positive impact over the longer term. At the end of the period, the Fund had a leverage ratio of approximately 146%, which compares to an average 143% leverage ratio for the Fund’s prior year period. Leverage was increased slightly compared to the prior year level as we continued to see supportive developments in the energy sector during the period. Unfortunately, Fund performance was negatively impacted by the use of leverage during the period.

Closing

In conclusion, even though midstream energy sector performance and sentiment has been challenged year to date we maintain a positive outlook on the space given our expectation for improving volumes, relatively attractive valuations and recovering global crude oil supply / demand fundamentals. We remain confident that North American shale basins will be developed over time and midstream infrastructure will be utilized and required to move production to market.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank

Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. Leverage creates risks which may adversely affect returns, including the likelihood of greater volatility of net asset value and market price of the Fund’s common shares. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The Fund is organized as a “C” corporation and is subject to U.S. federal income tax on its taxable income at the corporate tax rate (currently as high as 35%) as well as state and local income taxes. The potential tax benefits of investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily NAV and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian MLP Index is a capitalization-weighted index of prominent energy master limited partnerships. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® MLP Total Return Fund

Allocation of Portfolio Assets(1) (Unaudited)

May 31, 2017

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Master Limited Partnerships and Related Companies
(3)	Common Stock

The Cushing® MLP Total Return Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from December 1, 2016 through May 31, 2017	Fiscal Year Ended 11/30/16	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14 (a)	Fiscal Year Ended 11/30/13 (a)	Fiscal Year Ended 11/30/12 (a)
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$5,004,639	$9,454,162	$13,068,439	$26,986,074	$27,806,587	$25,284,505
Interest	3,845	68,490	333,901	488,952	669,582	659,085
Other	1,092	27,378	80,169	198,333	798,964	5,061

Total income from investments	$5,009,576	$9,550,030	$13,482,509	$27,673,359	$29,275,133	$25,948,651
Adviser fee and operating expenses
Adviser fees, less reimbursement by Adviser	$734,938	$1,009,528	$1,899,225	$4,314,026	$3,862,641	$4,723,818
Operating expenses (b)	309,049	671,117	895,481	1,127,724	686,943	3,312,486
Interest and dividends	593,502	907,714	1,447,431	1,264,615	552,890	1,698,813
Other	0	1,097	124,456	112,527	8,116	0

Total Adviser fees and operating expenses	$1,637,489	$2,589,456	$4,366,593	$6,818,892	$5,110,590	$9,735,117
Distributable Cash Flow (DCF) (c)	$3,372,087	$6,960,574	$9,115,916	$20,854,467	$24,164,543	$16,213,534
Distributions paid on common stock	$3,644,604	$7,273,047	$14,873,359	$30,182,347	$30,006,331	$29,822,349
Distributions paid on common stock per share	$0.54	$1.08	$2.21	$4.50	$4.50	$4.50
Distribution Coverage Ratio
Before Adviser fee and operating expenses	1.4 x	1.3 x	0.9 x	0.9 x	1.0 x	0.9 x
After Adviser fee and operating expenses	0.9 x	1.0 x	0.6 x	0.7 x	0.8 x	0.5 x
OTHER FUND DATA (end of period)
Total Assets, end of period	138,660,208	149,772,615	138,132,445	326,002,305	329,717,559	257,548,780
Unrealized appreciation (depreciation), net of income taxes	16,767,399	21,588,546	(30,615,651)	(8,126,321)	17,896,838	979,250
Short-term borrowings	43,600,000	49,454,119	43,368,787	95,547,072	72,950,000	36,300,000
Short-term borrowings as a percent of total assets	31%	33%	31%	29%	22%	14%
Net Assets, end of period	93,761,696	99,969,625	92,650,518	199,847,099	233,619,616	220,020,922
Net Asset Value per common share	$13.92	$14.84	$13.76	$29.70	$34.90	$33.10
Market Value per share	$12.90	$12.69	$12.02	$40.50	$40.45	$38.40
Market Capitalization	$86,872,496	$85,458,292	$80,946,310	$272,396,066	$270,839,382	$255,417,600
Shares Outstanding	6,734,302	6,734,302	6,734,302	6,725,829	6,695,658	6,651,500

(a)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.
(b)	Excludes expenses related to capital raising.
(c)

“Net Investment Income/(Loss), before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2017

Common Stock — 18.4%	Shares	Fair Value
Diversified General Partners — 2.7%
United States — 2.7%
SemGroup Corporation(1)	81,175	$2,516,425

General Partners — 15.7%
United States — 15.7%
EnLink Midstream, LLC(1)	109,550	1,867,828
ONEOK, Inc.(1)	48,086	2,388,912
Targa Resources Corporation(1)	146,500	6,728,745
Williams Companies, Inc.	129,300	3,697,980

		14,683,465

Total Common Stocks (Cost $15,776,007)		$17,199,890

MLP Investments and Related Companies — 126.0%
Crude Oil & Refined Products — 24.0%
United States — 24.0%
Buckeye Partners, L.P.(1)	48,400	$3,097,600
Enbridge Energy Management, LLC(2)	2	35
Genesis Energy, L.P.(1)	134,300	4,188,817
MPLX, L.P.(1)	187,434	6,194,694
NuStar Energy, L.P.(1)	50,650	2,308,627
Phillips 66 Partners, L.P.(1)	92,800	4,595,456
Shell Midstream Partners, L.P.(1)	72,800	2,171,624

		22,556,853

General Partners — 12.2%
United States — 12.2%
Energy Transfer Equity, L.P.(1)	285,650	4,867,476
Energy Transfer Equity, L.P.(3)	50,000	852,000
Plains GP Holdings, L.P.(1)	116,167	3,098,174
Western Gas Equity Partners, L.P.	60,800	2,638,112

		11,455,762

Large Cap Diversified — 40.3%
United States — 40.3%
Energy Transfer Partners, L.P.(1)	424,708	9,241,657
Enterprise Products Partners, L.P.(1)	310,200	8,316,462
Magellan Midstream Partners, L.P.(1)	66,000	4,790,940
ONEOK Partners, L.P.(1)	102,200	4,998,602
Plains All American Pipeline, L.P.(1)	69,650	1,844,332
Williams Partners, L.P.(1)	218,800	8,570,396

		37,762,389

Natural Gas Gatherers & Processors — 31.4%
United States — 31.4%
American Midstream Partners, L.P.(1)	116,400	1,402,620
Antero Midstream Partners, L.P.(1)	85,700	2,968,648
DCP Midstream Partners, L.P.(1)	166,700	5,631,126
Enable Midstream Partners, L.P.(1)	259,100	3,997,913
Enlink Midstream Partners, L.P.(1)	313,050	5,312,459
Rice Midstream Partners, L.P.(1)	74,002	1,813,789
Rice Midstream Partners, L.P.(4)	49,900	1,223,049
Western Gas Partners, L.P.(1)	127,600	7,111,148

		29,460,752

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Schedule of Investments (Unaudited)	May 31, 2017 — (Continued)

MLP Investments and Related Companies — (Continued)	Shares	Fair Value
Natural Gas Transportation & Storage — 15.6%
United States — 15.6%
Dominion Energy Midstream Partners, L.P.(1)	123,502	$3,538,332
EQT Midstream Partners, L.P.(1)	49,000	3,614,240
Spectra Energy Partners, L.P.(1)	69,200	2,985,288
Tallgrass Energy Partners, L.P.(1)	89,850	4,456,560

		14,594,420

Propane — 0.6%
United States — 0.6%
NGL Energy Partners, L.P.	41,201	560,334

Shipping — 1.9%
Republic of the Marshall Islands — 1.9%
GasLog Partners, L.P.	80,900	1,771,710

Total MLP Investments and Related Companies (Cost $120,882,356)		$118,162,220

Short-Term Investments — Investment Companies — 0.2%
United States — 0.2%
Fidelity Government Portfolio Fund — Institutional Class, 0.64%(5)	55,424	$55,424
First American Prime Obligations Fund — Class Z, 0.66%(5)	55,423	55,423
Invesco Short-Term Government & Agency Portfolio — Institutional Class, 0.68%(5)	55,423	55,423
STIT-Government & Agency Portfolio, 0.71%(5)	55,423	55,423

Total Short-Term Investments — Investment Companies (Cost $221,693)		$221,693

Total Investments — 144.6% (Cost $136,880,056)		$135,583,803
Liabilities in Excess of Other Assets — (44.6%)		(41,822,107)

Net Assets Applicable to Common Stockholders — 100.0%		$93,761,696

SCHEDULE OF WRITTEN OPTIONS — 0.0%	Contracts
United States — 0.0%
Williams Partners, L.P., Call Option Expiration: June 2017, Exercise Price $42.50	(250)	$(1,250)

Total Written Options (Proceeds $2,489)		$(1,250)

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	No distribution or dividend was made during the period ended May 31, 2017. As such, it is classified as a non-income producing security as of May 31, 2017.

(3)

Restricted security. Fair valued by the Adviser using the Fund’s valuation prodecures and subsequently ratified by the Board of Trustees. The position was acquired on January 6, 2017 at $900,000 and the fair value accounted for 0.91% of the Fund’s net assets at May 31, 2017.

(4)

Restricted security. Fair valued by the Adviser using the Fund’s valuation prodecures and subsequently ratified by the Board of Trustees. The position was acquired on October 7, 2016 at $1,072,850 and the fair value accounted for 1.30% of the Fund’s net assets at May 31, 2017.

(5)	Rate reported is the current yield as of May 31, 2017.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2017

Assets
Investments, at fair value (cost $136,880,056)	$135,583,803
Receivable for investments sold	2,718,327
Interest receivable	1,455
Deferred tax asset	346,677
Prepaid expenses	9,946

Total assets	138,660,208

Liabilities
Written options, at fair value (proceeds $2,489)	1,250
Short-term borrowings	43,600,000
Payable for investments purchased	1,026,092
Distributions and dividends payable	9,133
Payable to Adviser, net of waiver	124,229
Payable to Trustees	14,754
Accrued interest expense	2,495
Accrued expenses and other liabilities	120,559

Total liabilities	44,898,512

Net assets applicable to common stockholders	$93,761,696

Components of Net Assets
Capital stock, $0.001 par value; 6,734,302 shares issued and outstanding (unlimited shares authorized)	$6,734
Additional paid-in capital	257,773,728
Accumulated net investment loss, net of income taxes	(79,417,975)
Accumulated net realized loss, net of income taxes	(101,368,190)
Net unrealized appreciation on investments, net of income taxes	16,767,399

Net assets applicable to common stockholders	$93,761,696

Net asset value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$13.92

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Operations (Unaudited)

Period From December 1, 2016 through May 31, 2017

Investment Income
Distributions and dividends received	$5,004,639
Less: return of capital on distributions	(4,213,599)

Distribution and dividend income	791,040
Interest income	3,845
Other income	1,092

Total Investment Income	795,977

Expenses
Advisory fees	1,002,440
Administrator fees	70,460
Professional fees	61,568
Trustees’ fees	52,534
Reports to stockholders	33,271
Fund accounting fees	24,566
Insurance expense	22,412
Registration fees	19,124
Transfer agent fees	14,014
Franchise tax expense	6,015
Custodian fees and expenses	5,085

Total Expenses before Interest Expense	1,311,489
Interest expense	593,502

Total Expenses	1,904,991
Less: expenses waived by Adviser	(267,502)

Net Expenses	1,637,489

Net Investment Loss	(841,512)
Deferred tax expense	(972,195)

Net Investment Loss	(1,813,707)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	3,972,255
Net realized gain on options	99,274

Net realized gain on investments	4,071,529

Net change in unrealized depreciation of investments	(4,822,386)
Net change in unrealized appreciation of options	1,239

Net change in unrealized depreciation of investments	(4,821,147)

Net Realized and Unrealized Loss on Investments	(749,618)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(2,563,325)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statements of Changes in Net Assets

	Period From December 1, 2016 through May 31, 2017	Fiscal Year Ended November 30, 2016
	(Unaudited)
Operations
Net investment loss	$(1,813,707)	$(1,950,608)
Net realized gain (loss) on investments, securities sold short, and options	4,071,529	(35,661,435)
Net change in unrealized appreciation (depreciation) of investments and options	(4,821,147)	52,204,197

Net increase (decrease) in net assets applicable to common stockholders resulting from operations	(2,563,325)	14,592,154

Distributions and Dividends to Common Stockholders
Net investment income	—	—
Return of capital	(3,644,604)	(7,273,047)

Total distributions and dividends to common stockholders	(3,644,604)	(7,273,047)

Total increase (decrease) in net assets applicable to common stockholders	(6,207,929)	7,319,107
Net Assets
Beginning of period	99,969,625	92,650,518

End of period	$93,761,696	$99,969,625

Accumulated net investment loss at the end of the period, net of income taxes	$(79,417,975)	$(77,604,268)

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Statement of Cash Flows

Period From December 1, 2016 through May 31, 2017

Operating Activities
Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(2,563,325)
Adjustments to reconcile decrease in the net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized depreciation of investments	4,821,147
Purchases of investments	(32,282,781)
Proceeds from sales of investments	37,750,643
Proceeds from option transactions, net	101,762
Return of capital on distributions	4,213,599
Net realized gain on sales of investments	(4,071,506)
Net purchases of short-term investments, net	(48,141)
Changes in operating assets and liabilities
Receivable for investments sold	(2,718,327)
Deferred tax asset	1,318,872
Interest receivable	(868)
Current tax receivable	2,016,157
Prepaid expenses	13,100
Payable for investments purchased	1,026,092
Distributions and dividends payable	2,655
Payable to Adviser, net of waiver	32,712
Payable to Trustees	14,754
Accrued interest expense	2,495
Accrued expenses and other liabilities	(130,317)

Net cash provided by operating activities	9,498,723

Financing Activities
Proceeds from borrowing facility	69,950,600
Repayment of borrowing facility	(75,804,719)
Distributions and dividends paid to common stockholders	(3,644,604)

Net cash used in financing activities	(9,498,723)

Increase in Cash and Cash Equivalents	—

Cash and Cash Equivalents:
Beginning of period	—

End of period	$—

Supplemental Disclosure of Cash Flow and Non-Cash Information
Interest Paid	$591,007
Taxes Paid	$18,850

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights

	Period From December 1, 2016 through May 31, 2017	Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)	Fiscal Year Ended November 30, 2013(1)	Fiscal Year Ended November 30, 2012(1)
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$14.84	$13.76	$29.70	$34.90	$33.10	$38.70
Income from Investment Operations:
Net investment loss	(0.27)	(0.29)	(8.83)	(5.60)	(4.80)	(1.70)
Net realized and unrealized gain (loss) on investments	(0.11)	2.45	(4.90)	4.90	11.10	0.60

Total increase (decrease) from investment operations	(0.38)	2.16	(13.73)	(0.70)	6.30	(1.10)

Less Distributions and Dividends to Common Stockholders:
Net investment income	—	—	—	(4.50)	(3.95)	(0.95)
Return of capital	(0.54)	(1.08)	(2.21)	—	(0.55)	(3.55)

Total distributions and dividends to common stockholders	(0.54)	(1.08)	(2.21)	(4.50)	(4.50)	(4.50)

Net Asset Value, end of period	$13.92	$14.84	$13.76	$29.70	$34.90	$33.10

Per common share fair value, end of period	$12.90	$12.69	$12.02	$40.50	$40.45	$38.40

Total Investment Return Based on Fair Value(3)	5.66%	15.98%	(67.20)%	11.89%	18.86%	(9.75)%

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Financial Highlights — (Continued)

	Period From December 1, 2016 through May 31, 2017		Fiscal Year Ended November 30, 2016	Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014(1)	Fiscal Year Ended November 30, 2013(1)	Fiscal Year Ended November 30, 2012(1)
	(Unaudited)
Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$93,762		$99,970	$92,651	$199,847	$233,620	$220,021
Ratio of expenses (including current and deferred income tax benefit/expense) to average net assets after waiver(4)(5)(6)	4.91%		3.14%	2.11%	3.41%	4.64%	4.30%
Ratio of net investment income (loss) to average net assets before waiver(4)(5)(7)(8)	(2.08)%		(2.85)%	(2.19)%	(0.07)%	(0.05)%	(1.91)%
Ratio of net investment income (loss) to average net assets after waiver(4)(5)(7)(8)	(1.58)%		(2.08)%	(1.58)%	(0.07)%	(0.05)%	(1.91)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, before waiver(4)(5)	(3.91)%		(3.01)%	(1.30)%	(0.55)%	(2.50)%	(2.18)%
Ratio of net investment income (loss) to average net assets after current and deferred income tax benefit/expense, after waiver(4)(5)	(3.41)%		(2.24)%	(0.70)%	(0.55)%	(2.50)%	(2.18)%
Portfolio turnover rate	14.41	%(9)	97.78%	97.30%	137.17%	297.81%	230.13%

(1)	Per share data adjusted for 1:5 reverse stock split completed as of September 14, 2015.

(2)	Information presented relates to a share of common stock outstanding for the entire period.

(3)

Not annualized. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)	Annualized for periods less than one full year.

(5)	For the period ended May 31, 2017, the Fund accrued $972,195 in net current and deferred tax expense.

For the fiscal year ended November 30, 2016, the Fund accrued $141,294 in net current and deferred tax expense.

For the fiscal year ended November 30, 2015, the Fund accrued $1,289,093 in net current and deferred tax benefit.

For the fiscal year ended November 30, 2014, the Fund accrued $1,115,507 in net current and deferred tax expense.

For the fiscal year ended November 30, 2013, the Fund accrued $5,743,456 in net current tax expense.

For the fiscal year ended November 30, 2012, the Fund accrued $648,495 in net current tax expense.

(6)

The ratio of expenses (including current and deferred income tax benefit/expense) to average net assets before waiver was 5.41%, 3.91%, 2.71%, 3.41%, 4.64%, and 4.30% for the period ended May 31, 2017, and fiscal years ended November 30, 2016, 2015, 2014, 2013, and 2012, respectively.

(7)

The ratio of expenses (excluding current and deferred income tax expense) to average net assets before waiver was 3.58%, 3.75%, 3.60%, 2.93%, 2.18%, and 4.03% for the period ended May 31, 2017, and fiscal years ended November 30, 2016, 2015, 2014, 2013, and 2012, respectively.

The ratio of expenses (excluding current and deferred income tax expense) to average net assets after waiver was 3.08%, 2.97%, 2.99%, 2.93%, 2.18%, and 4.03% for the period ended May 31, 2017, and fiscal years ended November 30, 2016, 2015, 2014, 2013, and 2012, respectively.

(8)	This ratio excludes current and deferred income tax benefit/expense on net investment income.

(9)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Total Return Fund

Notes to Financial Statements (Unaudited)

May 31, 2017

1.    Organization

The Cushing® MLP Total Return Fund (the “Fund”) was formed as a Delaware statutory trust on May 23, 2007, and is a non-diversified, closed-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is managed by Cushing® Asset Management, LP (the “Adviser”). The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. The Fund commenced operations on August 27, 2007. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SRV.”

During the fiscal year ended November 30, 2015, shares of the Fund were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to reduce the number of shares outstanding while maintaining the Fund’s and each shareholder’s aggregate net asset value. A summary of the reverse stock split is as follows:

Date	Rate	Net Asset Value Before Reverse Split	Net Asset Value After Reverse Split	Shares Outstanding Before Reverse Split	Shares Outstanding After Reverse Split
September 14, 2015	1:5	$3.47	$17.34	33,671,512	6,734,302

2.    Significant Accounting Policies

A.  Use of Estimates

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services — Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions. Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, are reflected as a Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security is secured by collateral deposited with the broker-dealer. The Fund also is required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the fair value of the securities sold short. The Fund did not hold any securities sold short as of May 31, 2017.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital from the MLPs. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2017, the Fund has estimated approximately 84% of the Distributions received from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2017, the Fund’s Distributions were expected to be comprised of 100% return of capital. The final character of Distributions paid for the period ended May 31, 2017 will be determined in early 2018.

E.  Federal Income Taxation

The Fund, taxed as a corporation, is obligated to pay federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller.

A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2017.

The average monthly fair value of written options during the period ended May 31, 2017 was $9,679.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2017:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$99,274	$99,274

Amount of Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$1,239	$1,239

3.    Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund will pay the Adviser a fee, payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month for the services and facilities provided by the Adviser to the Fund. The Fund’s Board of Trustees approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.50% of the Fund’s Managed Assets through February 1, 2017. As of February 1, 2017, the Fund’s Board of Trustees approved a waiver of the advisory fees to be paid to the Adviser in the amount of 0.25% of the Fund’s Managed Assets through February 1, 2018. The Adviser earned $1,002,440 and waived $267,502 in advisory fees for the period ended May 31, 2017. The Adviser will not recoup any of the waived expenses from the Fund.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $100,000,000 of the Fund’s average daily net assets, 0.05% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $40,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

5.    Income Taxes

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Fund’s deferred tax assets and liabilities as of May 31, 2017, were as follows:

Deferred tax assets:
Net operating loss carryforward	$3,571,324
Capital loss carryforward	37,504,958
Net operating loss carryback	346,677

Total deferred tax assets before valuation allowance	41,422,959
Valuation allowance	(36,915,078)

Total deferred tax assets after valuation allowance	4,507,881
Less deferred tax liabilities:
Unrealized appreciation on investments	(4,161,204)

Net deferred tax asset	$346,677

As of May 31, 2017, a valuation allowance of $36,915,078 was deemed necessary, as the Fund does not believe that there is an ability to realize this portion of the deferred tax asset through future taxable income. The Fund does, however, believe it to be more likely than not that the remaining net deferred tax asset of $346,677 will be realized through carrying back losses to previous tax years.

The net operating loss carryforward and capital loss carryforwards are available to offset future taxable income. The Fund had the following net operating loss and capital loss amounts:

Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2017	$7,759,731	November 30, 2037

	$7,759,731

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2012	$7,336,260	November 30, 2017
November 30, 2015	58,090,492	November 30, 2020
November 30, 2016	35,612,716	November 30, 2021

Total Fiscal Year Ended Capital Loss	$101,039,468

For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. Net operating losses may be carried forward for 20 years or back 2 years, and capital losses may be carried forward for 5 years.

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the period ended May 31, 2017, as follows:

Income tax benefit at the Federal statutory rate of 35%	$(556,896)
State income tax benefit, net of federal benefit	(34,486)
Income tax benefit on permanent items	(69,544)
Valuation allowance changes affecting the provision for income taxes	1,633,121

Total tax expense	$972,195

At May 31, 2017, the tax cost basis of investments was $113,346,715 and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,893,274
Gross unrealized depreciation	(1,657,436)

Net unrealized appreciation	$22,235,838

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning after November 30, 2014 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably expected that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value at May 31, 2017	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$17,199,890	$17,199,890	$—	$—
Master Limited Partnerships and Related Companies(a)	118,162,220	118,162,220	—	—

Total Equity Securities	$135,362,110	$133,287,061	$—	$—

Other
Short Term Investments(a)	221,693	221,693	—	—

Total Other	221,693	221,693	—	—

Total Assets	$135,583,803	$135,583,803	$—	$—

Liabilities
Options	$1,250	$1,250	$—	$—

Total Liabilities	$1,250	$1,250	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2017.

Transfers into and out of each level are measured at fair value as of the end of the period. There were no transfers between any levels during the period ended May 31, 2017.

7.    Investment Transactions

For the period ended May 31, 2017, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $32,282,781 and $37,750,643 (excluding short-term securities), respectively. The Fund sold written options (proceeds) and covered written options (at cost) in the amount of $107,784 and $6,022, respectively.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 6,734,302 shares outstanding as of May 31, 2017. Transactions in common stock for the fiscal year ended November 30, 2016 and period ended May 31, 2017 were as follows:

Shares at November 30, 2015	6,734,302

Shares at November 30, 2016	6,734,302

Shares at May 31, 2017	6,734,302

9.    Borrowing Facilities

The Fund maintained a margin account arrangement with Credit Suisse during the period. The interest rate charged on margin borrowing is tied to the cost of funds for Credit Suisse (which approximates LIBOR plus 1.20%). In March 2017, the Fund established a margin account with ScotiabankTM. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which approximates LIBOR plus 1.00%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for the period during which the credit facilities were utilized during the period ended May 31, 2017 was approximately $54,490,000 and 1.05%, respectively. At May 31, 2017, the principal balance outstanding was $43,600,000 and accrued interest expense was $2,495.

10.    Subsequent Events

Subsequent to May 31, 2017, the Fund declared monthly distributions to common stockholders in the amount of $0.0903 per share per month, payable on June 30, 2017 and July 31, 2017, to stockholders of record on June 16, 2017 and July 18, 2017, respectively.

The Cushing® MLP Total Return Fund

Additional Information (Unaudited)

May 31, 2017

Investment Policies and Parameters

The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares. Previously, the Fund had stated an intention to generally invest in 20-30 issuers. The Board of Trustees has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Investment Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons nor any of its officers. For the period ended May 31, 2017, the aggregate compensation paid by the Fund to the independent trustees was $37,780. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to stockholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2017 was 14.41%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all dividends and distributions (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the “Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent, or by contacting the Plan Agent via their website at the address set out below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, or by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® MLP Total Return Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Stockholder Proxy Voting Results

The annual meeting of stockholders for the Fund was held on May 25, 2017. The matters considered at the meeting by the fund with the actual vote tabulations relating to such matters are as follows:

To elect Mr. Brian R. Bruce as Class I Trustees to hold off ice for a three-year term expiring the 2020 annual meeting, or until his successor is elected and duly qualified.

	Affirmative	Withheld
Brian R. Bruce	5,660,337	235,654

New Trustee

Effective as of January 18, 2017, Brenda A. Cline was appointed as a Trustee of the Fund.

The Cushing® MLP Total Return Fund

Board Approval of Investment Management Agreement (Unaudited)

May 31, 2017

On May 25, 2017, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement, including the Adviser’s Form ADV and other background materials supplied by the Adviser.

The Independent Trustees reviewed and considered the Adviser’s investment advisory personnel, its history, and the amount of assets currently under management by the Adviser. The Independent Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Independent Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Independent Trustees also reviewed the Adviser’s conflict of interest policies, insider trading policies and procedures, and the Adviser’s Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses, to the extent available, with (a) a peer group of competitor closed-end funds determined by the Adviser and (b) other accounts or vehicles managed by the Adviser. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to assist in the preparation of the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Trustees noted that, while the Fund’s total net expense ratio was higher than the average for the peer group, its expense ratio was still lower than several other funds in the group even though the Fund was the smallest in terms of assets under management of the funds in the peer group. The Board also recognized that the net management fee charged to the Fund, after waivers, was less than the average management fee for the peer group and was equal to or less than the management fees charged by other funds in the peer group despite having the lowest assets under management of any fund in the peer group. The Board of Trustees concluded that the fee charged by the Adviser to the Fund relative to comparable accounts of the Adviser employing similar strategies was reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Trustees reviewed performance information comparing the performance of the Fund against its peer group over several time horizons, and using different performance metrics, including but not limited to the comparative performance of the Fund in terms of net asset value, market price and the differences between those measures of the Fund’s value to shareholders as well as the total return to shareholders, considered on the basis of stock market prices and net asset values. The Trustees specifically noted that the Fund’s performance over the last twelve months for each of the metrics was very close to the peer group average and in some cases, such as the percentage change in net asset value total return, was higher than that average, reflecting the continuing improvement in relative performance compared to prior years.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser, using the template provided by counsel to the Independent Trustees, that sets forth the fees payable by the Fund under the Agreement and the expenses incurred by the Adviser in connection with the operation of the Fund. The Trustees used this analysis to evaluate the fairness of the profits realized and anticipated to be realized by the Adviser.

The Independent Trustees separately considered the profitability of the Adviser with respect to the Fund. The Board noted that, based on data through April 30, 2017, the Adviser’s profitability from the Fund had increased substantially in 2017, which increase was largely attributable to the reduction of the Adviser’s fee waiver with respect to the Fund.

The Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including but not limited to soft dollar arrangements. The Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

The Independent Trustees discussed the collateral benefits to the Adviser from soft dollar arrangements, which were limited, and the difference in the fees charged by the Adviser to the Fund from those charged to its other clients. The Trustees noted that, while the fees charged to other clients were typically lower than those charged to the Fund, the nature and extent of the services provided to those other clients were considerably different than those provided to the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders. A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® MLP Total Return Fund

TRUSTEES

Brian R. Bruce

Brenda A. Cline*

Ronald P. Trout

Jerry V. Swank

*	appointed as a Trustee as of January 18, 2017

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® MLP TOTAL RETURN FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2016-12/31/2017	0	0	0	0
Month #2 01/01/2017-01/31/2017	0	0	0	0
Month #3 02/01/2017-02/28/2017	0	0	0	0
Month #4 03/01/2017-03/31/2017	0	0	0	0
Month #5 04/01/2017-04/30/2017	0	0	0	0
Month #6 05/01/2017-05/31/2017	0	0	0	0

Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

2

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Cushing MLP Total Return Fund

By (Signature and Title)     /s/ Jerry V. Swank

                                              Jerry V. Swank, President & Chief Executive Officer

Date August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/ Jerry V. Swank

                                             Jerry V. Swank, President & Chief Executive Officer

Date August 4, 2017

By (Signature and Title)     /s/ John H. Alban

                                             John H. Alban, Treasurer & Chief Financial Officer

Date August 4, 2017

4